UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2025

Datavault AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38608	30-1135279
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15268 NW Greenbrier Pkwy, Beaverton, OR	97006
(Address of Principal Executive Offices)	(Zip Code)

(408)-627-4716

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 20, 2025, Datavault AI Inc., a Delaware corporation (the “Company”) issued a press release announcing its financial and business highlights for the quarter ended June 30, 2025. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference. Additionally, on August 20, 2025, the Company will host a conference call to deliver to the Company’s stockholders a presentation of the Company’s second quarter results.

The information contained in Item 2.02 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Earnings Press Release, dated August 20, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAVAULT AI INC.

Date: August 20, 2025	By:	/s/ Nathaniel Bradley
	Name:	Nathaniel Bradley
	Title:	Chief Executive Officer